UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 20, 2020

AMERICAN OIL & GAS INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-180164	99-0372611
(Commission File Number)	(IRS Employer Identification No.)

Circuito Playa Del Carmen Av. Los Amores No. 400-68 Bucerias, Nayarit Mexico	63732
(Address of Principal Executive Offices)	(Zip Code)

Phone: +523221984348

(Registrant's Telephone Number, Including Area Code)

2100 West Loop South, Suite 700

Houston, TX

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(i) On July 30, 2019, the Board of Directors of the registrant accepted the resignation of Haynie & Company, PC of Littleton, Colorado (“Haynie”) as its independent accountant. On November 20, 2020, the Company’s Board of Directors has engaged Pinnacle Accounting Group of Utah (“Pinnacle”) to serve as the Company's independent registered public accounting firm effective November 20, 2020.

(ii) The reports of Haynie on the consolidated financial statements of the Company for the fiscal years ended January 31, 2017 and 2016, the last years the registrant had audited financial statements, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that the report did include a going concern paragraph.

(iii) During the Company's fiscal years ended January 31, 2017 and 2016, there were no disagreements between the Company and Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie, would have caused Haynie to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv) During the Company's fiscal years ended January 31, 2017 and 2016, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v) During the Company's fiscal years ended January 31, 2017 and 2016, and the subsequent interim period from February 1, 2017 to the date of this report, the Company did not consult with Pinnacle regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi) The Company has provided Haynie with a copy of the disclosures in this report and has requested that Haynie furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

The registrant has provided Pinnacle with all of the financial information required to bring the registrant current in its required filings with the Securities and Exchange Commission and will file the required reports as soon as the auditor has completed their work.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Haynie & Company, PC of Littleton, Colorado Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2021	By:	/s/ Michael Noble
	Name:	Michael Noble
	Title:	President

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